UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________

FORM 8-K

 _____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 18, 2015

Jubilant Flame International, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336

(Address of principal executive offices)

+86 21 64748888

Registrant’s telephone number, including area code

JIU FENG INVESTMENT HONG KONG LTD

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 18, 2015, the Registrant’s Articles of Incorporation were amended as follows: The Registrant’s name has been changed to: Jubilant Flame International, LTD (a Nevada Corporation).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International, Ltd., a Nevada corporation

Date: May 22, 2015	By:	/s/ Yan Li
Yan Li
President and Director